Exhibit 10(b)

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 26, 1999, in Post Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 33-89028) and related Statement of Additional Information of IL Annuity and Insurance Co. Separate Account 1 dated February 11, 2000.


                                                           /s/ ERNST & YOUNG LLP

Indianapolis, Indiana
February 10, 2000